UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 2006

                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                 Delaware                001-16133           06-1245881
   (State or other jurisdiction of   (Commission File       (IRS Employer
           incorporation)                Number)          Identification No.)


            1100 Summer Street, Stamford, Connecticut            06905
            (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (203) 323-8668


                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [  ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d) In accordance with the Settlement Agreement dated as of October 8, 2006 with Laddcap Value Partners LP, a Delaware limited partnership; Laddcap Value Advisors LLC, a Delaware limited liability company; Laddcap Value Associates LLC, a Delaware limited liability company; affiliates of the foregoing; and Mr. Robert B. Ladd (the "Settlement Agreement"), on November 15, 2006 the Company's Board of Directors (the "Board") elected Richard L. Taney as a Class II Director of the Company to serve until the 2008 Annual Meeting of Stockholders.

     Mr. Taney formed T2 Capital Partners L.P. and T2 Capital Management, LLC in 2000 to invest in small and micro-cap companies.

     The Board has not yet determined the Committees of the Board to which Mr. Taney will be appointed.

Section 9 - Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d) Exhibits:

           Exhibit                    Description

            10.1 Settlement Agreement, dated as of October 8, 2006, by and between Delcath Systems, Inc., Laddcap Value Partners LP, Laddcap Value Advisors LLC, Laddcap Value Associates LLC, any affiliates of any of the foregoing, and Robert B. Ladd (incorporated by reference to

                          Exhibit 10.1 to Delcath's Current Report on Form 8-K dated October 8, 2006 (Commission File No. 001-16133)).




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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DELCATH SYSTEMS, INC.



                                          By:     /s/ M. S. KOLY
                                              ---------------------------
                                               M. S. Koly
                                               President and Chief Executive
                                               Officer


Date: November 21, 2006